AMENDMENT NO. 4

                                       TO

                              AMENDED AND RESTATED
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

                  THIS AMENDMENT NO. 4 ("Amendment") is entered into as of August 2, 1996, by and among BRIDGEPORT MACHINES, INC. ("BMI"), BRIDGEPORT MACHINES LIMITED ("BML") and BRIDGEPORT MACHINES GmbH ("BMG") (BMI, BML and BMG each, a "Borrower" and jointly and severally, the "Borrowers"); IBJ SCHRODER BANK & TRUST COMPANY ("IBJS"), GENERAL ELECTRIC CAPITAL CORPORATION ("GECC") (IBJS and GECC each, a "Lender" and jointly and severally, the "Lenders"); and IBJS, as agent for the Lenders (in such capacity, the "Agent").

                                   BACKGROUND

                  BMI, BML, Lenders and Agent are parties to an Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of December 23, 1994, as amended by Amendment No. 1 to Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of March 31, 1995, Consent and Amendment No. 2 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of May 31, 1995, an Amended and Restated Consent and Amendment No. 2 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of June 28, 1995 and an Amendment No. 3 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of November 30, 1995 (as same may be further amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), pursuant to which Lenders provide BMI and BML with certain financial accommodations.

                  BMI and BML have requested that Lenders add BMG as a Borrower and provide BMG with a Term Loan of Seven Million Three Hundred Seventy Five
Thousand Deutschmarks and Lenders are willing to do so on the terms and conditions hereafter set forth.

                  NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. Amendments to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 below:

             (a) The following definitions are hereby added to Section 1.2 of the Loan Agreement in appropriate alphabetical order:

         "BMG Term Loan" shall mean the term loan made by Lenders to BMG on the effective date of the Fourth Amendment in the original principal amount of Seven Million Three Hundred Seventy Five Thousand Deutschmarks.

         "Borrowing Agent" shall have the meaning given to it in Section 15.1 hereof.

         "Deutschmark" shall mean lawful money of the Republic of Germany.

         "Deutschmark  Loans"  shall  mean  the BMG  Term  Loan  and  any  other
financial   accommodation  that  may  in  the  future  be  provided  to  BMG  in
Deutschmarks.

         "Fixed Rate" shall mean an interest rate per annum equal to 7.345%.

         "Fixed Rate Loan" shall mean any Loan that bears interest at the Fixed Rate.

         "Fourth Amendment" shall mean Amendment No. 4 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of August 2, 1996 among Borrowers, Lenders and Agent.

         "Fourth Amendment Effective Date" shall mean August 2, 1996 or such other date on which the conditions set forth in Section 4 of the Fourth Amendment shall have been satisfied in the reasonable opinion of the Lenders.

             (b) The following definitions in Section 1.2 of the Loan Agreement are hereby amended in their entirety to read as follows:

                  (i)  "Eurodollar  Revolving  Interest  Margin"  for  Revolving
             Advances consisting of Sterling Loans and Domestic Loans shall be two percent (2.00%).

                  (ii) "Eurodollar Term Loan Interest Margin" for Eurodollar Rate Domestic Term Loans and Eurodollar Rate U.K. Term Loans shall be two and one quarter percent (2.25%).

                  (iii) "Loans" shall mean, jointly and severally, Domestic Loans, Sterling Loans and the Deutschmark Loan.

                  (iv) "Term Loans" shall mean the BMI Term Loan, BML Term Loan,
             Additional  BMI Term  Loan,  Additional  BML Term Loan and BMG Term
             Loan.

             (c) The definition of "Dollar Equivalent" is hereby amended by adding "or Deutschmark" after "Sterling" wherever "Sterling" appears.

             (d) The definition "GAAP" is hereby amended by deleting "in the United States of America" and inserting "of the country of domicile of the applicable Borrower" in its place and stead.

             (e) The definition of "Guarantors" is hereby amended by adding "and BMG" after "BML" on the second line thereof.

             (f) The definition of "Interest Rate" is hereby amended by adding the following at the end thereof: "and (f) the Fixed Rate with respect to the BMG Loan."

             (g) The definition of "Maximum Loan Amount" is hereby amended by deleting "Forty-Five Million Seven Hundred Thousand Dollars ($45,700,000)" and inserting "Forty Nine Million Five Hundred Eighty Three Thousand Three Hundred Thirty Six Dollars ($49,583,336.00)" in its place and stead.

             (h) The definition of "Sterling Equivalent" is hereby amended by adding "or Deutschmark Amount" after "Dollar Amount" in the third line thereof and by adding "or Deutschmark" after "U.S. Dollars" in the fifth line thereof.

             (i) All references to "each Borrower", "any Borrower", "Borrowers" or "Borrowers'" in Sections 2.2(f), 4.2, 4.3, 4.4, 4.5, 4.6, 4.9 (second and third sentence only),  4.11, 4.12, 4.15, 4.16, 4.17,  5.5(b) and 9.2 of the Loan
Agreement and/or in the definitions of Collateral are hereby amended by inserting "(other than BMG)" or "(other than BMG's)", as the case may be, immediately after such word(s).

             (j) Section 2.1(c) the Loan Agreement is hereby amended in its entirety to provide as follows:

                  (c) Conversions; Several Obligations. In determining the amount of Advances outstanding, the amount of any Sterling Loans and Deutschmark Loans outstanding shall be converted to the Dollar Equivalent of such amount on the date of any such determination. The Advances may be either Deutschmark Loans to BMG, Domestic Loans to BMI or Sterling Loans or Loans in Dollars to BML. Each Advance made by Agent shall be made and maintained at Agent's Lending Office for Sterling Loans, Deutschmark Loans or Domestic Loans, as the case may be. No Borrower shall be liable for Advances to or other Obligations of the other Borrowers except pursuant to any Guaranty.

             (k) Section 2.5(a) of the Loan Agreement is hereby amended by deleting the last sentence thereof and inserting the following in its place and stead:

                  "The  Term  Loans  shall be due and  payable  as  provided  in
             Sections 2.13 through 2.15 hereof and in the Term Loan Notes.

             (l) A new Section 2.15 is hereby added to the Loan Agreement and shall read as follows:

                  "2.15. BMG Term Loan.  Subject to the terms and conditions set forth in the Fourth Amendment, each Lender, severally and not jointly, shall make available such Lender's Domestic Commitment Percentage of the BMG Term Loan to BMG. The BMG Term Loan shall be payable, with respect to principal, in equal consecutive monthly installments aggregating Deutschmarks equal to one-sixtieth of the original amount of the BMG Term Loan per month, commencing on the last day of the month immediately following the month in which the Fourth Amendment Effective Date occurs, except that the final installment shall be in the amount of the balance thereof and shall be due on the expiration of the Term, subject to acceleration upon the occurrence of a Default or Event of Default under this Agreement or termination of this Agreement.

             (m) Section 3.7 is hereby amended by adding "or any Fixed Rate Loan" immediately following (i) "Agreement" on the second line of subclause (a) and (ii) "Documents" on the third line of subclause (c).

             (n)  Section  3.10  is  hereby   amended  by  adding  "and/or  BMG"
immediately following "BML" in each place it appears in such Section.

             (o) Section 4.1 of the Loan Agreement is hereby amended in its entirety to provide as follows:

                  "4.1.  Security  Interest in the Collateral.  BMI and BML each hereby acknowledge, confirm and agree that as security for the Obligations (including, without limitation, any Guaranty) Agent has and shall continue to have for the ratable benefit of the Lenders a continuing security interest and fixed and floating charges in, on or to, all the Collateral heretofore granted, whether now owned or existing or hereafter acquired or arising and wheresoever located. Each Borrower, to the extent applicable, shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect as may be necessary or appropriate to evidence, protect and perfect Agent's security interest and shall cause its financial statements to reflect such security interest.

             (p) The fourth sentence of Section 4.13 of the Loan Agreement is hereby amended in its entirety to read as follows:

                  "The amount of any payment by Agent  under this  Section  4.13 shall be, in case of BMI or BML, charged to the applicable Borrower's account as a Revolving Advance and added to the Obligations, until such Borrower shall furnish Agent with an indemnity therefor (or supply Agent with evidence satisfactory to Agent that due provision for the payment thereof has been made), Agent may hold without interest any balance standing to such Borrower's credit and Agent shall retain its security interest in any and all Collateral held by Agent or, in the case of BMG, paid by BMG to Agent immediately upon demand therefor by Agent."

             (q) Section 6.6 of the Loan Agreement is hereby amended by deleting "1.5" and inserting "1.25" in its place and stead.

             (r) A new Section 6.14 to the Loan Agreement is hereby added to the Loan Agreement to provide as follows:

                  "6.14 BMG  Collateral.  In the event that two (2)  consecutive
             Borrowing Base Certificates delivered by Borrowers to Agent pursuant to Section 9.2 hereof indicate that the amount of Undrawn Availability (for the purposes hereof, clause (a) of such definition shall be deemed to be only "the Formula Amount" without application of the dollar limitations set forth in Sections 2.1(a)(iii) and (iv)) shall be less than $5,000,000, then BMI and BML shall cause BMG, within thirty (30) days thereafter, to (x) grant a lien and/or security interest in its Equipment to Agent for the ratable benefit of Lenders subject only to the statutory lien in favor of the landlord of BMG's premises in Kempten, Germany; provided, however, BMG agrees to use its best efforts to obtain a waiver and/or subordination of such landlord's statutory lien on terms and conditions acceptable to Lenders, (y) execute and deliver any and all documents and instruments requested by Agent to cause such lien and/or security interest to be properly perfected in accordance with the provisions of German law, all at the expense of Borrowers; provided, that Borrowers obligations for any legal expenses incurred by Agent and/or Lenders in connection therewith shall not exceed $35,000.

             (s) Section 15.1 of the Loan Agreement is hereby amended by inserting "(BMI in such capacity, the "Borrowing Agent") immediately following "hereunder" on the sixth line thereof.

             (t)  Section   16.1(b)  is  hereby  amended  by  adding  "and  BMG"
immediately following "BML" in each place that it appears.

             (u) The address for Seeley & Berglass in Section 16.6(c) is hereby amended to read as follows:

                   3695 Post Road
                   Southport, Connecticut 06490

             (v) The notice parties for BMI and the telephone and telecopier numbers for BMI are hereby amended to read as follows:

                   Attention: Walter Lazarcheck
                              Yvonne Megenis
                  Telephone:  (203) 337-8511
                  Telecopier: (203) 337-8339

             (w) Notwithstanding anything to the contrary contained in Sections 9.7, 9.8 or 9.9 of the Loan Agreement, all financial statements provided to Agent pursuant to such sections shall be prepared in accordance with GAAP applicable to BMI.

             (x)  Notwithstanding  anything to the contrary contained in Section
16.5 of the Loan Agreement, BMG shall be obligated to indemnify Agent and each Lender only for liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements imposed on, incurred by or asserted against Agent or any Lender in connection with any litigation, proceeding or investigation instituted or conducted by any Person with respect to any transaction contemplated by, referred to in, or related to, BMG's Obligations under the Agreement.

         3. Consents. Lenders hereby consent to the payment of a dividend by BML to BMI during the period commencing on the Fourth Amendment Effective Date and ending on the first anniversary date thereof in an aggregate amount not to exceed (pound)3,000,000 as long as (i) no notice of termination with regard to this Agreement shall be outstanding, (ii) no Event of Default shall have occurred and be continuing and (iii) after giving effect to any such payment no Event of Default shall exist. At the written direction of BMG, the Lenders shall advance the proceeds of the BMG Term Loan directly to BML in the Sterling Equivalent of the BMG Term Loan.

         4. Conditions Precedent. This Amendment shall become effective upon satisfaction of the following conditions precedent:

             (a) This Amendment shall have been executed by the Lenders, the Borrowers, and the Guarantor, in four counterparts, with executed counterparts delivered to each of the parties.

             (b)  Agent  shall  have   received  a  Guaranty  from  BMI  of  the
Obligations of BMG, which Guaranty will be in form and substance satisfactory to Agent.

             (c) Agent shall have received opinions of counsel to BMI, BML and BMG indicating that the transactions contemplated by this Amendment have been properly authorized, and that the documents executed and delivered in connection therewith are the legal, valid, and binding obligations of the respective signatories.

             (d) Agent shall have received an amendment fee of $18,750 to be shared equally by the Lenders.

         5. Representations and Warranties.

             (a) Borrowers hereby represent and warrant as follows:

                  (i) This Amendment and the Loan Agreement,  as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

                  (ii) On the Fourth Amendment  Effective Date, BMG shall become a Borrower under the Loan Agreement and Borrowers hereby reaffirm all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the Fourth Amendment Effective Date.

                  (iii) No Event of  Default  or  Default  has  occurred  and is continuing or would exist after giving effect to this Amendment.

                  (iv) Borrowers have no knowledge of any facts which would form the basis for any defense, counterclaim or offset with respect to the Loan Agreement.

             (b) Lenders hereby represent and warrant that this Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Lenders and are enforceable against Lenders in accordance with their respective terms.

         6. Effect on the Loan Agreement.

             (a) On the Fourth Amendment Effective Date, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

             (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

             (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         7. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

         8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         9. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same agreement.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                           BRIDGEPORT MACHINES, INC.,
                                           as Borrower and Guarantor

                                       By: _______________________________
                                     Name:
                                    Title:

                                           BRIDGEPORT MACHINES LIMITED,
                                           as Borrower

                                       By:  _______________________________
                                     Name:
                                    Title:

                                           BRIDGEPORT MACHINES, GmbH,
                                           as Borrower

                                       By: _______________________________
                                     Name
                                    Title:

                                           IBJ SCHRODER BANK & TRUST COMPANY,
                                           as Lender and as Agent

                                       By:  _______________________________
                                     Name:
                                    Title:

                                           GENERAL ELECTRIC CAPITAL CORPORATION,
                                           as Lender

                                       By: _______________________________
                                     Name:
                                    Title: